EXHIBIT 32


 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
      TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Robert Prokos, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of HealthRenu Medical, Inc. on Form 10-QSB/A-2 for the quarterly period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB/A-2 fairly presents in all material respects the financial condition and results of operations of HealthRenu Medical, Inc.


                                     By: /s/ Robert Prokos
                                         -------------------------
                                         Name:  Robert Prokos
                                                Chief Executive Officer and
                                                President

October 20, 2006